EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Applebee's International, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 28, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    April 28, 2004                By: /s/ Lloyd L. Hill
         ------------------------      -----------------------------------------
                                       Lloyd L. Hill
                                       Chairman and Chief Executive Officer



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Applebee's International, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 28, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    April 28, 2004                By:   /s/ Steven K. Lumpkin
         ------------------------      -----------------------------------------
                                       Steven K. Lumpkin
                                       Chief Financial Officer